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                                                                 Exhibit 23.a



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-70761, 333-29483 and 333-90231) and on
Form S-8 (Nos. 333-73740, 333-73738, 333-69895, 33-67962, 333-87413,
333-42942 and 333-42944) of Ohio Casualty Corporation of our report dated February 16, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Cincinnati, Ohio
March 5, 2002